                                             OppenheimerFunds, Inc.
                                          498 Seventh Avenue - 10th Floor
                                                New York, NY 10018

                                                                       November 20, 2002

Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA 22312

                  Re:      Oppenheimer Global Growth & Income Fund
                           Registration No. 33-33799
                           File No. 811-6001
                           Written Representation of Counsel
                           -----------------------------------------

To the Securities and Exchange Commission:

                  On behalf  of  Oppenheimer  Global  Growth & Income  Fund  (the  "Registrant")  and  pursuant  to
Paragraph  (b)(4) of Rule 485 under the  Securities  Act of 1933,  as amended (the "1933 Act"),  and in  connection with an Amendment on Form N-1A which is Post-Effective  Amendment No. 22 to the 1933 Act Registration  Statement of
the  Registrant and Amendment No. 23 to its  Registration  Statement  under the Investment  Company Act of 1940, as amended,  the undersigned  counsel,  who prepared or reviewed such Amendment,  hereby represents to the Commission, for filing with such Amendment,  that said Amendment does not contain  disclosures which would render it ineligible to become effective pursuant to paragraph (b) of said Rule 485.

                                                                       Sincerely,

                                                                       /s/ Mitchell J. Lindauer

                                                                       Mitchell J. Lindauer
                                                                       Vice President &
                                                                       Assistant General Counsel
                                                                       (212) 323-0254
                                                                       Fax: (212) 323-4070
                                                                       mlindauer@oppenheimerfunds.com
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